SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
August 18, 2008 (August 18, 2008)
TRI-ISTHMUS GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-30326	77-0557617

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
149 South Barrington Ave., Suite 808
Los Angeles, CA 90049
(Address of Principal Executive Offices) (Zip Code)
(818) 887-6659
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01:	Regulation FD Disclosure
          On August 7, 2008, Tri-Isthmus Group, Inc., a Delaware corporation (the “Registrant”), issued a press release announcing its upcoming presentation at the Fourth Annual Noble Financial Equity Conference being held August 18 and 19, 2008 at the Loews Las Vegas Resort in Henderson, Nevada. A copy of the release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. Attached hereto as Exhibit 99.2 is a copy of the slide deck to be used in the presentation to analysts, stockholders and potential investors at the conference, and that may be used in subsequent presentations to interested parties, including analysts, potential investors and stockholders.
          The information contained in Exhibits 99.1 and 99.2 to this Current Report on Form 8-K shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.
(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release, dated August 7, 2008

99.2	Investor Presentation to be made at the Noble Financial Equity Conference

EXHIBITS

Exhibit
Number	Description

99.1	Press Release, dated August 7, 2008

99.2	Investor Presentation to be made at the Noble Financial Equity Conference
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRI-ISTHMUS GROUP, INC.
Date: August 18, 2008	By:	/s/ Dennis Smith
Dennis Smith
Chief Financial Officer